UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2024

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd.

Office Number 2

Pineapple Business Park

Airport Industrial Park

P.O. Box N-624

Nassau, Island of New Providence, Commonwealth of The Bahamas

(Address of principal executive offices)

Tel: (242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2024, OneSpaWorld Holdings Limited (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). On all matters which came before the Annual Meeting, holders of the Company’s common shares were entitled to one vote for each share held. Proxies for 95,897,921 shares entitled to vote were received in connection with the Annual Meeting.

The Company’s shareholders approved all the proposals that were submitted at the Annual Meeting, as recommended by the Board of Directors. The matters which were submitted to the Company’s shareholders for approval at the Annual Meeting and the tabulation of the final votes with respect to each such matter were as follows:

Proposal 1.	Election of Class B Directors:

Directors	For	Withheld	Broker non-votes
Marc Magliacano	83,215,134	5,138,779	7,544,008
Walter F. McLallen	78,668,590	9,685,323	7,544,008
Jeffrey E. Stiefler	53,785,718	34,568,195	7,544,008

Proposal 2.	The approval, by an advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker non-votes
80,544,759	7,661,443	147,711	7,544,008

Proposal 3.	The approval, by an advisory vote, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
85,123,486	414,635	2,814,172	1,620

Proposal 4.	Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain	Broker non-votes
95,853,855	37,051	7,015	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: June 10, 2024	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Financial Officer and Chief Operating Officer